UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 22, 2007

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                           COMMUNITY BANK SYSTEM, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                        001-13695                  16-1213679
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
of incorporation)                                            Identification No.)

 5790 Widewaters Parkway, DeWitt, New York                      13214-1883
  (Address of principal executive offices)                      (Zip Code)

                                 (315) 445-2282
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 22, 2007, Community Bank System, Inc. announced its results of operations for the quarter and year ending December 31, 2006. The public announcement was made by means of a news release, the text of which is set forth in Exhibit 99 hereto.

The information in this Form 8-K, including Exhibit 99 attached hereto, is being furnished under Item 12 and shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

The following exhibit is filed as a part of this report:

         Exhibit No.                Description
         -----------                -----------
         99                Press Release, dated January 22, 2007


                                   SIGNATURES

Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           Community Bank System, Inc.

Date: January 22, 2007                            /s/ Mark  E Tryniski
                                                 ----------------------
                                                 Mark E. Tryniski, President,
                                                 Chief Executive Officer
                                                 and Director

Date: January 22, 2007                            /s/ Scott Kingsley
                                                 ----------------------
                                                 Scott Kingsley, Executive Vice
                                                 President and Chief Financial
                                                 Officer